Financial Expense	12 Months Ended
Dec. 31, 2024
Financial Expense
Financial Expense

29.Financial Expense

	For the year ended December 31
(in EUR 000)	2024	2023	2022
Fair value adjustment foreign currency derivatives	353	90	2,721
Fair value adjustment synthetic warrants	35	—	—
Fair value adjustment prepayment option	15	—	—
Recoverable cash advances, Accretion of interest	1,037	990	925
Interest and bank charges	736	88	139
Interest on lease liabilities	150	129	98
Exchange differences	2,744	2,432	437
Total Financial expense	5,070	3,729	4,320

The financial expenses increased by €1.3 million from €3.7 million for the year ended December 31, 2023 to €5.1 million for the year ended December 31, 2024 mainly due to an increase in fair value adjustments (note 20.1), an increase in interest and bank charges and an increase in exchange differences.

For the year ended December 31, 2024, exchange losses amount to €2.7 million which consist of €1.6 million realized exchange losses and €1.1 million unrealized exchange losses. The realized exchange result is mainly related to the USD financial assets that came to end in the first half of 2024. The unrealized exchange result is mainly driven by the monthly revaluation on balance sheet items such as bank balances and vendor payables.

The discounting impact of the recoverable cash advances is further detailed in note 17.1

The fair value adjustment foreign currency derivatives relates to the fair value adjustment on foreign currency swaps and forwards. More information can be found in note 20.1.

The increase in interest and bank charges for the year ended December 31, 2024 can be explained by the interest charge on the EIB financial debt. The fair value adjustments of synthetic warrants and prepayment option are also related to the EIB loan facility agreement. More information can be found in note 17.1.